                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12


                             PYRAMID OIL COMPANY
               (Name of Registrant as Specified in its Charter)

      (Name of Person Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

/ /  Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            PYRAMID OIL COMPANY
                      2008 21st Street - P.O. Box 832
                       Bakersfield, California  93302
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                June 1, 2006

To the shareholders:

     NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Pyramid Oil Company (the "Company") will be held at the Corporate Offices of Pyramid Oil Company, 2008-21st Street, Bakersfield, California 93301, on Thursday, June 1, 2006 at 10:30 A.M. Pacific
Daylight Time, for the following purposes:

     1.   To elect a Board of Directors for the ensuing year;
     2. To approve the selection of Singer Lewak Greenbaum & Goldstein, LLP as independent auditors for the Company for the year ending December 31, 2006;
     3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 and to authorize the issuance of up to 10,000,000 shares of a newly created class of Preferred Stock;
     4.   To approve the Pyramid Oil Company 2006 Equity Incentive Plan;  and
     5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Information concerning these matters, including the names of the nominees for the Board of Directors of the Company (the "Board"), is set forth in the attached Proxy Statement for the Annual Meeting. Holders of record of the Company's Common Stock at the close of business on April 10, 2006, the record date fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. The Board urges that all shareholders of record exercise their right to vote personally at the meeting or by proxy.

     A copy of the Company's Annual Report to Shareholders containing financial statements and other information of interest to shareholders is enclosed herewith. You are urged to read the Annual Report.

     All shareholders are requested to read the enclosed Proxy Statement and to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage prepaid, pre-addressed envelope, whether or not they attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by following the procedures outlined in the Proxy Statement. Your prompt response will be appreciated.

                                    By Order of the Board of Directors
                                    Lee G. Christianson, Secretary

Bakersfield, California
May 10, 2006

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN ORDER TO ASSURE THAT YOUR VOTES ARE COUNTED.

                             PYRAMID OIL COMPANY
                               2008 21st Street
                                 P.O. Box 832
                        Bakersfield, California  93302

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 June 1, 2006

                              PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Pyramid Oil Company (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 1, 2006, and at any postponement or adjournment thereof. This Proxy Statement, together with the accompanying proxy, is first being mailed to shareholders on or about May 10, 2006. You are requested to sign, date and return the enclosed proxy card in order to ensure that a majority of the outstanding shares of Common Stock of the Company (the "Common Stock") are represented at the meeting.

     Any proxy given by a shareholder of the Company may be revoked at any time before it is voted by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. If the enclosed form of proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions given by the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE COMMON STOCK WILL BE VOTED "FOR" (1) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; (2) THE RATIFICATION OF THE COMPANY'S SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006; (3) APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 50,000,000 AND TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF A NEWLY CREATED CLASS OF PREFERRED STOCK; AND (4) APPROVAL OF THE PYRAMID OIL COMPANY 2006 EQUITY INCENTIVE PLAN. If any other matters are properly presented at the meeting, or any adjournment thereof, the persons voting the proxies will vote according to their best judgment.

     Solicitation of proxies will be primarily by mail, although some solicitation will be by telephone, telegraph or personal interview. Proxies may be solicited by officers, directors and regular employees of the Company. The Company will not pay any additional compensation for such solicitations. Arrangements may be made with brokerage houses and with the Company's transfer agent, U.S. Stock Transfer, Glendale, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for such services is expected to be nominal and will be borne by the Company.

     Approval of the selection of Singer Lewak Greenbaum & Goldstein, LLP and approval of the Company's 2006 Equity Incentive Plan each requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the item, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the

Annual Meeting. Approval of the amendment of the Company's Articles of Incorporation requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock. With regard to the election of directors, the five nominees receiving the greatest number of votes will be elected.

                             RECORD DATE AND VOTING

     Only holders of record of the Company's Common Stock at the close of business on April 10, 2006 shall be entitled to notice of and to vote at the Annual Meeting. Transferees of Common Stock which is transferred on the books of the Company subsequent to such date shall not be entitled to notice of or to vote at the Annual Meeting.

     As of April 10, 2006, there were outstanding 2,494,430 shares of Common Stock. A majority of the outstanding shares of Common Stock entitled to vote, whether present in person or by proxy, constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions and ''broker non-votes'' on matters as to which they lack voting authority will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Unless cumulative voting is requested by a shareholder, each share of Common Stock is entitled to one vote for the election of each director of the Company and to one vote on every other matter to be voted upon at the Annual Meeting. Under the California General Corporation Law, if a shareholder gives notice prior to the commencement of voting on the election of directors of his or her intention to cumulate his or her votes, then all shareholders (or their proxies) may cumulate their votes in connection with the election of directors. No cumulative voting will occur if no such notice is given.

     Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes.

     If a proxy is marked "FOR" the election of directors, it may, at the discretion of the persons named in the enclosed form of proxy (the "Proxy Holders"), be voted cumulatively in the election of directors. Under either form of voting, the five nominees receiving the highest number of votes cast will be elected as directors.

     If you hold your shares of Common Stock in "street name," please contact your broker or nominee as to the voting of your stock.

                                PROPOSAL 1

                           ELECTION OF DIRECTORS

     Effective June 15, 2005, J. Ben Hathaway resigned as Chairman of the Board and as a director of the Company. Mr. Hathaway's resignation as a director was made in connection with the sale of all of the shares of Common Stock of Pyramid Oil Company owned by Mr. Hathaway and his family members.

     The Company's Board of Directors, at a meeting held on July 19, 2005, elected Mr. Michael D. Herman to fill the vacancy created by Mr. Hathaway's resignation.

     Directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy card, it is the intention of the Proxy Holders to vote for the election of the following five persons as directors: John H. Alexander, Michael D. Herman, Thomas W. Ladd, Gary L. Ronning and John E. Turco.

     The Board has been informed that all nominees are willing to serve as directors. If any of them should decline or be unable to act as a director, the Proxy Holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board has no reason to believe any nominee will be unable or unwilling to serve.

     The nominees for election as directors of the Company are as follows:

                                                       Director   Officer
      Name         Age       Position(1)                Since      Since
     -----        ----      -----------                --------   -------
Michael D. Herman   48    Chairman of the Board           2005         --
                            and Director
John H. Alexander   58    President, Chief Executive      1984        1986
                            Officer and Director
Thomas W. Ladd      57    Director                        1998         --
Gary L. Ronning     63    Director                        1998         --
John E. Turco       75    Director                        1996         --


    (1) Position listed is that held with the Company.

MICHAEL D. HERMAN

     Mr. Herman has been the Chairman of the Board of Pyramid Oil Company since July 19, 2005. Mr. Herman is engaged in various business endeavors such as dehydrated vegetable processing in China, energy services and production, and the manufacture and distribution of communication hardware globally.

JOHN H. ALEXANDER

     Mr. Alexander has been an independent oil operator in Orange County, California, since 1970. Mr. Alexander has been President and Chief Executive Officer of the Company since June 3, 2004. From 1986 to 2004, Mr. Alexander was Vice President and a director of the Company.

THOMAS W. LADD

    Mr. Ladd has been President and Chairman of the Board of Tetra Oil Company, which is engaged in petroleum lease acquisition, exploration and operations, since 1979. Mr. Ladd is also an independent geologist, offering consulting services in petroleum, government compliance, environmental assessments and co-generation development.

GARY L. RONNING

     Mr. Ronning had been Executive Vice President, Western Region of
Prime Natural Resources, LLC, since 1999. Mr. Ronning has previously been with Ferguson Energy, an independent oil and gas exploration company, since 1967. Mr. Ronning has had several positions with Ferguson Energy.

JOHN E. TURCO

     Since 1988, Mr. Turco has been a private investor, primarily in agricultural businesses.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED.

                   IDENTIFICATION OF EXECUTIVE OFFICERS

                                                               Officer
          Name                Age           Position            Since
          ----                ---           --------           -------
     John H. Alexander         58       President, Chief         1986
                                         Executive Officer
                                         and Director

     The biographical description of Mr. Alexander is included under "Election of Directors."

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors, executive officers, and any person holding more than 10% of the Company's Common Stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report any failures to file by these dates. The Company knows of no instances of persons who have failed to file or have delinquently filed
Section 16(a) reports within the most recently completed fiscal year.


          SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND NOMINEES

     The following table sets forth certain information as of April 10, 2006, with respect to beneficial ownership of the Company's Common Stock by each of the Company's directors, director nominees and executive officers named below in the executive compensation table and by all directors and executive officers as a group. The number of shares owned are those "beneficially owned," as determined under rules of the Securities and Exchange Commission. The information disclosed below is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership as described below, includes any shares of Common Stock as to which the director has sole or shared voting power or investment power pursuant to a discretionary account or similar arrangement.

                                                         Percentage of
                                           Shares         Outstanding
        Name and Title (1)                Owned (2)     Common Stock(3)
        -----------------                 --------      ---------------
       Michael D. Herman                  1,388,485(4)         55.66%
         Director, Chairman of the Board

       John H. Alexander, Director           49,532             1.99%
         President and Chief Executive
         Officer

       Thomas W. Ladd, Director                 --                --

       Gary L. Ronning, Director                --                --

       John E. Turco, Director              126,428(5)          5.07%

       Directors and Executive Officers
         as a Group (6 persons)             692,868            27.78%

(1)  Title listed refers to the Company unless otherwise stated.

(2) Amounts reported by each director do not include shares held in name of his spouse, children and other relatives because the director does not have sole or shared voting or investment control over the shares.

(3) As a percentage of the 2,494,430 shares of Common Stock outstanding at April 10, 2006.

(4) Mr. Michael D. Herman's children own in the aggregate, 21,500 shares of Common Stock. Mr. Herman disclaims any beneficial interest in such shares.

(5) Mr. Turco owns 50% of Corotto Co. which in turn owns 14,500 shares of the Company. Such shares are included in the total shares owned.

                 BOARD COMMITTEES; DIRECTOR NOMINATING PROCESS;
                   SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     All directors of the Company, except Mr. Alexander, comprise the Audit Committee, which reviews the Company's financial and accounting organization, financial reporting and the reports of the independent auditors and is responsible for the selection and oversight of the independent auditors. The Board of Directors has determined that Messrs. Thomas W. Ladd, Gary L. Ronning and John E. Turco are ''independent'' within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc.

     The Audit Committee held two meetings during the last fiscal year. All of the Company's directors who were members of the Audit Committee attended all the Audit Committee meetings.

     All directors of the Company comprise the Nominating Committee, which recommends prospective directors to fill vacancies that may arise from time to time and proposes individuals for election to the Company's Board by the Company's shareholders. The Nominating Committee held one meeting during the last fiscal year. All of the Company's directors attended the Nominating Committee meeting.

     The Company has no Compensation Committee or other standing Committee. Because all directors serve as the Audit Committee and the Nominating Committee, the Board of Directors does not believe that it is necessary for either committee to have a written charter to govern its operations.

     The Board of Directors, in its capacity as the Company's Nominating Committee, will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302. Shareholder nominations should be delivered to Mr. Christianson at least 120 days before the date of the annual meeting.

     The Board believes that directors should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

     The Board utilizes a variety of methods for identifying and evaluating nominees for director. The Board periodically assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the Board's through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials will be forwarded to the Board. The Board will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

     All five of the director nominees identified in this proxy statement currently serve as directors of the Company.

     Any shareholder can communicate with all directors or with specified directors by sending a letter to the Company's Corporate Secretary at the address listed above. All such letters will be forwarded to the entire Board or to the directors specified by the shareholder.


                     BOARD MEETINGS AND COMPENSATION

     The Board of Directors met seven times in 2005. Two of these meetings were conducted via telephone conference calls. Only non-employee directors receive payment for service as directors of the Company. Non-employee directors receive $300 for each Board meeting attended. Mr. Hathaway received a total of $900 in directors' fees prior to his resignation that was effective June 15, 2005. Mr. Herman received a total of $600 in directors' fees during 2005. The other non-employee directors received a total of $1,500 in directors' fees during 2005. Each Board meeting was attended by all of the directors during their tenure.

     Each director is encouraged to attend each annual meeting of shareholders. All directors attended the 2005 annual meeting of shareholders.

                      REPORT OF THE AUDIT COMMITTEE

     The Audit Committee currently is comprised of the full Board of Directors, except for Mr. Alexander. The Board of Directors has determined that Mr. Turco is an ''audit committee financial expert'' as defined in Item 401(e)(2) of the Securities and Exchange Commission's Regulation S-B.

     The Audit Committee oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process. Other than their services as directors of the Company, no member of the Audit Committee has any other material relationship with the Company.

     In connection with its function to oversee and monitor the financial reporting process, the Audit Committee has, among other things: reviewed and discussed with the Company's management the audited financial statements for the fiscal year ended December 31, 2005, discussed with the Company's independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); received the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with the Company's independent auditors their independence in light of any nonaudit services performed by them for the Company.

     Based upon the foregoing, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

              Michael D Herman          Gary L. Ronning
              Thomas W. Ladd            John E. Turco


                        EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the Chief Executive Officer ("CEO") as indicated below. No executive officer received over $100,000 in total salary and bonus for the fiscal year ended December 31, 2005. The Company has not granted any stock options or stock appreciation rights to the CEO, and the Company does not have any securities authorized or available for issuance to employees or non-employees under any compensation plans or individual compensation arrangements.

                                   Annual Compensation (1)
     Name and                      -------------------         All Other
Principal Position      Year        Salary        Bonus       Compensation
------------------      ----        ------        -----       ------------
 John H. Alexander      2005      $ 83,392        $ -0-        $   -0-
   President and Chief
   Executive Officer    2004      $ 77,917        $ -0-        $   -0-

                        2003      $ 66,094        $ -0-        $   -0-

------------

(1) Perquisites and other personal benefits provided to the CEO did not exceed 10% of his salary and, in accordance with applicable SEC regulations, they are not listed in this table. Mr. Alexander became the Company's CEO on June 2, 2004.

                      EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. John H. Alexander, the Company's President and Chief Executive Officer.

     In February 2002, the Company entered into an employment agreement with John H. Alexander pursuant to which Mr. Alexander agreed to serve as the Company's Vice President. On June 3, 2004, Mr. Alexander was appointed as the Company's President and Chief Executive Officer. The employment agreement is for an initial term of five years, which term automatically renews annually if written notice is not tendered, and provides for an annual base salary of $80,000 and benefits, as defined in the agreement.

     Pursuant to the employment agreement, the Company may terminate Mr. Alexander's employment with or without cause at any time before its term expires upon providing written notice. In the event the Company terminates Mr. Alexander's employment without cause, Mr. Alexander would be entitled to receive a severance amount equal to his annual base salary and benefits for the balance of the term of his employment agreement. In the event of termination by reason of Mr. Alexander's death or permanent disability, his legal representative will be entitled to receive his annual salary and benefits for the remaining term of his employment agreement. In the event of, or termination following, a change in control of the Company, as defined in the agreement, Mr. Alexander would be entitled to receive his annual salary and benefits for the remainder of the term of his agreement.

                     RETIREMENT AND EMPLOYEE BENEFIT PLANS

    The Company has a defined contribution plan (Simple IRA) available to all employees meeting certain service requirements. Employees may contribute up to a maximum of $6,000 of their annual compensation to the plan. The Company makes a mandatory contribution to the plan in an amount equal to the employees contributions of up to 3% of their annual compensation. Contributions of $9,775, $11,849 and $11,052 were made by the Company during the years ended December 31, 2005, 2004 and 2003, respectively.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 1, 1990, John H. Alexander, an officer and director of the Company participated with a group of investors that acquired the mineral and fee interest on one of the Company's oil and gas leases (Santa Fe Energy lease) in the Carneros Creek field after the Company declined to participate. The thirty-three percent interest owned by Mr. Alexander represents a minority interest in the investor group. Royalties on oil and gas production from this property paid to the investor group approximated $143,000 in 2004, $122,000 in 2003 and $100,000 in 2002.

     On January 14, 2000, pursuant to specific terms, conditions and obligations contained within the May 1984 oil and gas lease between Santa Fe Energy Company as lessor and Pyramid Oil Company as lessee, Pyramid quit-claimed all unearned acreage in said lease back to the lessors. Under the terms of the lease, Pyramid retained specific producing intervals within 10 acre spacings surrounding each well bore.

     Effective April 1, 2002, the Company acquired the remaining 36.5 % working interest in the Santa Fe oil and gas lease in the Carneros Creek field and working interests (approximately 36.5%) in two other leases in the same area from the investor group noted above. The investor group acquired these working interests from the Company's former joint venture partner in these three oil and gas leases as the result of a court ordered settlement agreement concluding litigation between the investor group and the joint venture partner. The investor group sold the working interests to the Company for $217,000. Mr. John H. Alexander, CEO of the Company, owns a thirty-three percent interest in the investor group. The Company had notes payable to the investor group in the amount of $108,502 at the end of December 31, 2002, of which $108,502 was paid-off on the notes payable in 2003.

     During August 2005, after approval by the Company's Board of Directors, the Company leased additional acreage from the investor group. The new lease, Santa Fe Energy Section 32, is adjacent to the Company's existing Santa Fe Energy lease. The Company paid the investor group $22,000 for an oil and gas lease on 440 acres for a term of 3 years. The Company drilled a discovery well with a joint venture partner on this property in the first quarter of 2006. At the time of filing, the well is in the process of completion and will be tested and a determination will be made about the economic status of the well and the potential for further drilling on this acreage.

     AS A DIRECTOR, MR. ALEXANDER HAS ABSTAINED FROM VOTING ON ANY OF THE ABOVE MATTERS THAT HAVE BEEN BROUGHT BEFORE THE BOARD OF DIRECTORS, INVOLVING THE SANTA FE LEASE.


                      PRINCIPAL HOLDERS OF SECURITIES

     Effective June 15, 2005, the former majority shareholders of the Company,
J. Ben Hathaway, Jean Hathaway, Henry Hathaway, and John Hathaway, sold 1,388,485 shares of the Common Stock of the Company (approximately 56% of the Company's outstanding Common Stock) to Michael D. Herman.

     The following table furnishes information as of April 10, 2006, as to each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock.

                                       Number of          Percentage of
                                     Beneficially          Outstanding
    Name and Address                 Owned Shares          Common Stock
    ----------------                 ------------         --------------
    Michael D. Herman                   1,388,485                55.66%
      P. O. Box 60446
      Colorado Springs, Co 80960

    Ronald Zlatniski                      134,060                 5.37%
      731 Prince Rd.
      Greensboro, NC 27455

    John E. Turco                         126,428                 5.07%
       P. O. Box 2437
       San Jose, CA 95109



                                 PROPOSAL 2

                      APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors, in its capacity as the Company's Audit Committee, has appointed Singer Lewak Greenbaum & Goldstein, LLP as independent public accountants to audit the books, records and accounts of the Company for the year ending December 31, 2006. The appointment is being presented to the shareholders for their ratification. Representatives of Singer Lewak Greenbaum & Goldstein, LLP will be present at the meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006. IN THE EVENT THAT THE SHAREHOLDERS DO NOT RATIFY THE APPOINTMENT, THE APPOINTMENT WILL BE RECONSIDERED BY THE BOARD OF DIRECTORS IN ITS CAPACITY AS THE AUDIT COMMITTEE.


                     PRINCIPAL AUDITOR FEES AND SERVICES

     The following table shows the fees billed to the Company by Singer Lewak Greenbaum & Goldstein LLP for the audit and other services rendered by Singer Lewak Greenbaum & Goldstein LLP during fiscal 2005 and 2004.

                                                      2005          2004
                                                    --------      --------
            Audit Fees (1)                           $73,400       $52,400
            Audit-Related Fees                            --            --
            Tax Fees                                      --            --
            All Other Fees                                --            --


------------

(1) Audit fees represent fees for professional services provided to the Company in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

     All audit-related services and other services rendered by Singer Lewak Greenbaum & Goldstein LLP were pre-approved by the Board of Directors in its capacity as the Audit Committee. The Board has a pre-approval policy that requires the pre-approval by the Board of all services performed for the Company by Singer Lewak Greenbaum & Goldstein LLP.


                                    PROPOSAL 3

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     Under the Articles of Incorporation of the Company that are currently in effect, there are 10,000,000 shares of Common Stock and no shares of Preferred Stock authorized for issuance. As of April 10, 2006, 2,494,430 shares of common stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

     On March 1, 2006, the Board of Directors approved an amendment to Article Sixth of the Company's Articles of Incorporation, subject to shareholder approval, to increase the shares of Common Stock that are authorized for issuance by 40,000,000 shares, bringing the total number of common shares authorized for issuance to 50,000,000, and to authorize the issuance of up to 10,000,000 shares of a newly created class of Preferred Stock.

     The full text of the proposed amended Article Sixth of the Company's Articles of Incorporation is as follows:

SIXTH: The Corporation is authorized to issue two classes of stock, with no par value, designated "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is 60,000,000. The number of shares of Common Stock that the Corporation is authorized to issue is 50,000,000, and the number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000. The holders of the Common Stock or Preferred Stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized. The Board of Directors of the Corporation is authorized to: (i) determine the number of series into which shares of Preferred Stock may be divided; (ii) determine or alter the designations, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any unissued Preferred Stock or any wholly unissued series of Preferred Stock or any holders thereof; and (iii) fix the number of shares of each such series and increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.

     The purpose of the proposed increase in the number of authorized shares of Common Stock and creation of a class of authorized Preferred Stock is to make additional shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in the future in connection with raising additional capital, acquiring another company or its business or assets or establishing a strategic relationship with a corporate partner. The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of Common Stock or Preferred Stock.

     If the Company's shareholders approve the amendment of the Articles of Incorporation, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock or of any shares of Preferred Stock, except as may be required by applicable law. Holders of Common Stock or Preferred Stock have no statutory preemptive or subscription rights with respect to issuances of Common Stock or Preferred Stock.

     The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of the Company's liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of Preferred Stock, if any, then outstanding. There are no redemption or sinking fund provisions applicable to the Common Stock.

     The proposed increase in the authorized number of shares of Common Stock and creation of an authorized class of Preferred Stock will not have any immediate effect on the rights of existing shareholders. Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the shareholders. Any issuance of additional shares of Common Stock or of shares of Preferred Stock also could have the effect of diluting any future earnings per share and book value per share of the currently outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     The Board of Directors will have the right to determine the rights and preferences of the Preferred Stock, which may be designated in series by the Board of Directors. Such designation of a new series of Preferred Stock and the issuance of shares of Preferred Stock may be made without shareholder approval and could create additional securities that would have dividend and liquidation preferences over the Common Stock. Preferred shareholders could adversely affect the rights of holders of Common Stock by:

     exercising voting, redemption and conversion rights to the detriment of the holders of Common Stock;

     receiving preferences over the holders of Common Stock or surplus funds in the event of the Company's dissolution or liquidation;

     delaying, deferring or preventing a change in control of the Company; and

     discouraging bids for the Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION IN THE MANNER DESCRIBED ABOVE.


                                 PROPOSAL 4

                   APPROVAL OF 2006 EQUITY INCENTIVE PLAN

     On March 1, 2006, the Board of Directors adopted the Pyramid Oil Company 2006 Equity Incentive Plan (the PLAN). Implementation of the Plan is subject to shareholder approval. A copy of the Plan is attached as Appendix A to this Proxy Statement.

     A summary of the Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan.

SUMMARY OF THE PLAN

     The purpose of the Plan is to (i) encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company, (ii) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with the Company, and (iii) increase the interest of selected employees, officers, directors, consultants and advisers in the Company's welfare through participation in the growth in value of the Common Stock. As of April 25, 2006, the Company had five directors, two officers and eleven employees.

     The Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of the Company or its subsidiaries or who are consultants or advisers to such entities:

          INCENTIVE STOCK OPTIONS that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

          NON-QUALIFIED STOCK OPTIONS that are not intended to be incentive options;

          Shares of Common Stock that are subject to specified restrictions;
          and

          Stock appreciation rights that permit the holder to receive the excess of the fair market value of the Common Stock on the exercise date over its fair market value (or a greater specified base value) on the grant date, either in tandem with options or as separate and independent grants.

     Subject to the adjustment provisions of the Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 300,000 shares of Common Stock may be issued under the Plan and no person may be granted awards under the Plan during any twelve-month period that cover more than 100,000 shares of Common Stock. As of April 25, 2006, the last reported sales price of the Common Stock as reported on the OTC Bulletin Board was $5.50 per share.

     The Plan will be administered by the Board of Directors or by a committee to which the Board elects to delegate administration of all or selected portions of the Plan (in either case, the ADMINISTRATOR). The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive options, restricted stock and stock appreciation rights. Subject to the requirements imposed by the Plan, the Administrator is also responsible for determining the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option. Subject to the requirements imposed by the Plan, the Administrator is also responsible for determining the terms and conditions of each restricted stock grant and of each stock appreciation right, including the number of shares or stock appreciation rights granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the restricted stock or stock
appreciation rights.   The Administrator has the power, authority and
discretion to make all other determinations deemed necessary or advisable for the administration of the Plan or of any award under the Plan.

     Under current law, only officers and other employees are entitled to receive incentive stock options. The exercise price for an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the option. With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of the Company's stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the option. The Plan states that the minimum exercise price for non-qualified stock options, or the base value of stock appreciation rights, may not be less than the fair market value of the Common Stock on the grant date of the award.

     Section 8 of the Plan provides that, until the Common Stock is listed on a national securities exchange or the Nasdaq National Market or is exempt from the qualification requirements of the California Corporate Securities Law of 1968 pursuant to another exemption, the Plan will also be operated in compliance with certain additional requirements imposed by Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the
California Code of Regulations. Reference is made to Section 8 of the Plan for a full description of such additional requirements.

     Unless otherwise determined by the Administrator, options and stock appreciation rights granted under the Plan generally are not transferable except by will or the laws of descent and distribution.

     The purchase price of Common Stock acquired under the Plan is payable by cash or check. In addition, the Administrator has discretion to accept the following types of payment for the stock:

          A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or executive officer;

          Shares of Common Stock already owned by the option or restricted stock holder as long as the surrendered shares have a fair market value that is equal to the purchase price of the acquired stock;

          The surrender of shares of Common Stock issuable upon exercise of the award as long as the surrendered shares have a fair market value that is equal to the purchase price of the acquired stock; and

          A CASHLESS option exercise in accordance with applicable regulations of the Securities and Exchange Commission and the Federal Reserve Board.

     Except as otherwise determined by the Administrator, in the event of a CORPORATE TRANSACTION, all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction and all restricted stock and stock appreciation rights will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation. The Administrator may also provide that outstanding options will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the options over the exercise price of the options. The Administrator, in its discretion, may remove any restrictions as to any restricted stock or stock appreciation rights or provide that all outstanding restricted stock and stock appreciation rights will participate in the corporate transaction with equivalent stock or
stock appreciation rights substituted by the successor corporation.   In
general, a CORPORATE TRANSACTION means:

          The Company's liquidation or dissolution;

          The Company's merger or consolidation with or into another corporation; or

          A sale of all or substantially all of the Company's assets.

     The Board may at any time amend, discontinue or terminate the Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock or stock appreciation rights. No amendment or suspension of the Plan requires shareholder approval unless such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is traded. Unless terminated earlier by the Board, the Plan will terminate automatically on March 1, 2016, which is the tenth anniversary of the date of the plan's adoption by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     NON-QUALIFIED STOCK OPTIONS

     There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of the Common Stock on the date of the option grant. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction, subject to Section 162(m) of the Code (see below). The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

     INCENTIVE STOCK OPTIONS

     There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the SPREAD) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of Common Stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of Common Stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

     RESTRICTED STOCK

     Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock no longer subject to restrictions, and the Company will be entitled to a corresponding tax deduction at that time.

     STOCK APPRECIATION RIGHTS

     A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock underlying the stock appreciation right on the exercise date over the fair market value (or higher base price, if applicable) of the Common Stock underlying the stock appreciation right on the grant date, and the Company will receive a corresponding deduction.

     SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers subject to certain exceptions. The Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

NEW PLAN BENEFITS

     No awards have been made under the Plan, and the Administrator has not yet selected the employees, officers, directors, consultants and advisers who will receive options, restricted stock and/or stock appreciation rights or determined the terms and conditions of such awards.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY'S 2006 EQUITY INCENTIVE PLAN.


                       ANNUAL REPORT TO SHAREHOLDERS

     Accompanying this Proxy Statement is a copy of the Company's 2006 Annual Report to Shareholders.

                            SHAREHOLDER PROPOSALS
                 FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS

     A shareholder wishing to offer a proposal at the next annual meeting for inclusion in the Company's proxy statement pursuant to SEC Rule 14a-8 must submit the proposal to the Company's Secretary no later than January 10, 2007. Proposals should be mailed to Lee G. Christianson, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

     If notice of a shareholder proposal that the shareholder does not desire to include in the Company's proxy statement is not received by the Company's Secretary by March 27, 2007, the persons named in our proxy for the next annual meeting of shareholders will have discretionary authority to vote on the proposal at the annual meeting in accordance with their best judgment.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the Proxy Holders will vote the proxies received according to their best judgment.

     The Company filed an annual report on Form 10-KSB with the Securities and Exchange Commission. Shareholders may obtain a copy of this report without charge, by writing to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

                                    APPENDIX A
                            2006 EQUITY INCENTIVE PLAN

1.   PURPOSES OF THE PLAN

     The purposes of the 2006 Equity Incentive Plan (the PLAN) of Pyramid Oil Company, a California corporation (the COMPANY), are to:

     1.1 Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

     1.2 Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

     1.3 Increase the interest of selected employees, directors, consultants and advisers in the Company's welfare through participation in the growth in value of the common stock of the Company (the COMMON STOCK). All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.   TYPES OF AWARDS; ELIGIBLE PERSONS

     2.1 The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant INCENTIVE STOCK OPTIONS (ISOs) intended to satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the CODE); (ii) grant NON-QUALIFIED OPTIONS
(NQOs, and together with ISOs, OPTIONS); (iii) sell shares of Common Stock (RESTRICTED STOCK) and (iv) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (SARs)), either in tandem with Options or as separate and independent grants. Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan. For purposes of the Plan: (i) the term AFFILIATE means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code; (ii) the term EMPLOYEE includes an officer or director who is an employee of the Company;
(iii) the term CONSULTANT includes persons employed by, or otherwise affiliated with, a consultant; and (iv) the term ADVISER includes persons employed by, or otherwise affiliated with, an adviser.

    2.2 Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

3.   STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

     3.1 Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 300,000 shares. The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the optionee's surrender of previously owned shares of Common Stock or the Company's withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed ISSUED and no longer available for issuance under the Plan. No eligible person shall be granted Options or other awards under the Plan during any twelve-month period covering more than 100,000 shares.

     3.2 If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.   ADMINISTRATION

     4.1 The Plan shall be administered by the Board of Directors of the Company (the BOARD) or by a committee (the COMMITTEE) to which the Board has delegated administration of the Plan (or of part of thereof) (in either case, the ADMINISTRATOR). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board's discretion, the Committee may be comprised solely of NON-EMPLOYEE DIRECTORS within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), or OUTSIDE DIRECTORS within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     4.2 Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell Restricted Stock; (ii) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or

Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (ix) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (x) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR;
(xi) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (xii) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xiii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (xiv) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xv) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

     4.3 All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.   GRANTING OF OPTIONS AND SARS; AGREEMENTS

     5.1 No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

     5.2 Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (GRANTEE, which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR). In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

     5.3 Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

     5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

     5.5 For purposes of the Plan, the term EMPLOYMENT shall be deemed to include service as an employee, director, consultant or adviser.

6.   TERMS AND CONDITIONS OF OPTIONS AND SARS

     Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. SARs shall be subject to the terms and conditions of Section 6.4.

     6.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS AND SARS ARE SUBJECT. All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

           6.1.1 CHANGES IN CAPITAL STRUCTURE. Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR. Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator's decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

           6.1.2 CORPORATE TRANSACTIONS. Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), all Options and SARs shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive. If the Administrator determines that outstanding Options and SARs shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor entity or any Affiliate of the successor entity.
If outstanding Options and SARs are to terminate upon consummation of the Corporate Transaction, any Options or SARS outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or
SAR). The Administrator shall notify each Grantee of an outstanding Option or SAR of a proposed Corporate Transaction at least 30 days prior thereto or as soon as may be practicable, and the exercise of any Option or SAR by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares.
A CORPORATE TRANSACTION means (i) a liquidation or dissolution of the Company;
(ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

           6.1.3 TIME OF OPTION OR SAR EXERCISE. Subject to Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

           6.1.4 GRANT DATE. The date of grant of an Option or SAR under the Plan shall be the date approved or specified by the Administrator and reflected as the effective date of the applicable agreement.

           6.1.5 NON-TRANSFERABILITY OF RIGHTS. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, an Option or SAR shall be exercisable only by the grantee or permitted transferee.

           6.1.6 PAYMENT. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator in its discretion include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment:

                   (a) Subject to the Sarbanes-Oxley Act of 2002, acceptance of the Grantee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                   (b) Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                   (c) Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

                   (d) By means of so-called cashless exercises through a securities broker to the extent permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

           6.1.7 TERMINATION OF EMPLOYMENT. Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by the Company or any of its Affiliates, Options held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for cause (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination. For purposes of this Section 6.1.7, a Grantee's employment shall not be deemed to terminate by reason of the Grantee's transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the grantee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute

           6.1.8 WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder's (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

           6.1.9 OTHER PROVISIONS. Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an incentive stock option within the meaning of
Section 422 of the Code.

           6.1.10 DETERMINATION OF FAIR MARKET VALUE. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                   (a) If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the next business day on which there are quoted prices).

                   (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

           6.1.11 OPTION AND SAR TERM. No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the Expiration
Date).

     6.2 TERMS AND CONDITIONS TO WHICH ONLY NQOS AND SARS ARE SUBJECT. Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

           6.2.1 EXERCISE PRICE. The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

     6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

           6.3.1 EXERCISE PRICE. The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company or of any Affiliate (a 10% STOCKHOLDER) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

           6.3.2 DISQUALIFYING DISPOSITIONS. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a disqualifying disposition within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

           6.3.3 GRANT DATE. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

           6.3.4 TERM. Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

     6.4 TERMS AND CONDITIONS APPLICABLE SOLELY TO SARS. In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise (the excess of the value of the Common Stock over the base value).

     6.5 MANNER OF EXERCISE. A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised. Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7.   RESTRICTED STOCK

     7.1   SALE OF RESTRICTED STOCK.

           7.1.1 No awards of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

           7.1.2 The Administrator may issue Restricted Stock under the Plan for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator; provided that the sales price may not be less than the fair market value of the stock (as determined under Section 6.1.10). The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

           7.1.3 All Common Stock issued pursuant to this Section 7.1 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator.

           7.1.4 The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

     7.2 CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, the Administrator, in its sole discretion, may remove any restrictions as to any Restricted Stock or it may provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

8.   COMPLIANCE WITH CALIFORNIA CODE OF REGULATIONS.

     8.1 Except during any period in which the grant of Options and grant or sale of Restricted Stock under this Plan is exempt from qualification under the California Corporate Securities Law of 1968 pursuant to any exemption other than Section 25102(o) of such Law, the Plan, all Options granted and all Restricted Stock granted or sold under the Plan shall comply with Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the
California Code of Regulations, as in effect and as from time to time amended (TITLE 10), including the following (which shall be deemed modified or amended by any corresponding change in the applicable regulations):

           8.1.1 At no time shall the total number of securities issuable upon exercise of all outstanding options (excluding options, warrants and rights excluded by Section 260.140.45) and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the 30% limitation set forth in Section 260.140.45 of Title 10 based on the securities of the Company which are outstanding at the time the calculation is made.

           8.1.2 The exercise price of the Option, and the purchase price of Restricted Stock, shall not be less than 85% (100% in the case of any person who owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company) of the fair market value of the stock covered by the Option at the time the Option is granted (with fair value and total combined voting power determined in accordance with Section 260.140.41(b) and 260.140.42(b), as applicable, of Title 10).

           8.1.3 No Option shall be transferable except by will, the laws of descent and distribution, or as permitted by Rule 701 under the Securities Act of 1933, as amended.

           8.1.4 If the Option is granted to an employee other than an officer, director, manager or consultant, it shall be exercisable at the rate of at least 20% per year over five years.

           8.1.5 If the Restricted Stock is sold to an employee other than an officer, director, manager or consultant, any right to repurchase at the original purchase price must lapse at the rate of at least 20% per year over five years and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the stock within 90 days of termination of employment.

           8.1.6 If the Option gives the Company the right to repurchase shares acquired upon exercise of the Option upon termination of employment, it must comply with Section 260.140.41 of Title 10.

           8.1.7 The Option shall remain exercisable (to the extent the optionee is entitled to exercise on the date of termination of employment) for at least: (i) six months after the date of termination of employment where termination occurs by reason of an optionee's death or disability; or (ii) 30 days after the date of termination of employment if termination was for any reason other than death, disability or termination by the Company for cause (as defined in the applicable agreement or in any agreement with the Company pertaining to employment) (provided that in each case that the Option shall not be exercisable after the Expiration Date).

     8.2 ANNUAL FINANCIAL STATEMENTS. The Company shall provide to each Grantee financial statements of the Company at least annually.

9.   EMPLOYMENT OR CONSULTING RELATIONSHIP

     Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

10.  CONDITIONS UPON ISSUANCE OF SHARES

     10.1 SECURITIES LAWS. Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be registered or qualified under applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the SECURITIES ACT), or exempt from such registration or qualification. The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

     10.2 NON-COMPETE AGREEMENT. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or SAR or the receipt of Restricted Stock, the Grantee or recipient of Restricted Stock may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option or SAR is outstanding to such Grantee and for six months after any exercise of an Option or SAR or the receipt of Common Stock pursuant to the exercise of an Option or SAR and (ii) Restricted Stock is owned by such recipient and for six months after the restrictions on such Restricted Stock lapse. Failure to comply with this condition shall cause such Option or SAR and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.  NON-EXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12.  MARKET STAND-OFF

     Each Grantee and recipient of Restricted Stock, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options, SARs or receipt of Restricted Stock during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

13.  AMENDMENTS TO PLAN

     The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a Grantee or holder of Restricted Stock, no amendment, alteration, suspension or discontinuance may adversely affect such person's outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

14.  EFFECTIVE DATE OF PLAN; TERMINATION

     The Plan became effective on March 1, 2006, the date of adoption by the Board; provided, however, that no shares of Common Stock may be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the stockholders of the Company entitled to vote within 12 months after adoption by the Board. If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. The Plan (but not Options and SARs previously granted under the Plan) shall terminate March 1, 2016. Termination of the Plan shall not affect any outstanding Options or SARs or the terms applicable to previously awarded Restricted Stock, which shall continue to be governed by the Plan.

------------------                              ---------------------
   Proxy Number                                    Number of Shares

                      PYRAMID OIL COMPANY
                P. O. Box 832-2008, 21st Street
                 Bakersfield, California 93302

                Please Sign and Return Promptly

                                          Date:                  2006
                                               -----------------

                                        ------------------------------
                                        (Signature(s) of Shareholders)







                            Please date and sign exactly as name appears hereon. When signing as executor, adminis-trator, trustee, guardian, attorney, etc. full title as such should be shown. If shares are registered in more than one name all registered owners should sign.

  THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                                  PROXY

                            PYRAMID OIL COMPANY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Pyramid Oil Company (the "Company") hereby appoints Michael D. Herman and John H. Alexander, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation to each of them, for and in the name of the undersigned to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Corporate Offices of Pyramid Oil Company, 2008 21st Street, Bakersfield, California 93301, on Thursday, June 1, 2006 at
10:30 A.M. Pacific Daylight Time, and at any postponement or adjournment of such meeting, as fully as the undersigned could do if present in person. The undersigned hereby revokes all proxies heretofore given. Without limiting the generality of the foregoing, said proxies are authorized to vote:

     (1)  Election of Directors

          / / FOR all nominees listed below (except as marked to the contrary below.

          / /  WITHHOLD AUTHORITY to vote for all nominees below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        Michael D. Herman, John H. Alexander, Thomas W. Ladd
                   Gary L. Ronning, John E. Turco

     (2) Proposal to ratify the selection of Singer Lewak Greenbaum & Goldstein, LLP as the Company's independent auditors for 2006:

               / /FOR         / /AGAINST          / /ABSTAIN

     (3) Proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 and to authorize the issuance of up to 10,000,000 shares of a newly created class of Preferred Stock:

               / /FOR         / /AGAINST           / /ABSTAIN

     (4) Proposal to approve the Company's 2006 Equity Incentive Plan:

               / /FOR         / /AGAINST           / /ABSTAIN

IF NO VOTING INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE AND FOR PROPOSALS NOS. 2 TO 4 LISTED ABOVE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS OF THE MEETING.